Related-party transactions	6 Months Ended
Jun. 30, 2024
Related party transactions [abstract]
Related-party transactions

Note 19	Related-party transactions
In the six months ended June 30, 2024, there have been no changes to related parties. Due to their significant influence through material transactions and provision of essential technical information Groupe Grimaud La Corbière SAS (Sevremoine - France) and its affiliate Vital Meat SAS are considered as related parties.
Bpifrance (Maisons-Alfort - France) is considered as a related party with a significant influence through a membership in the Company’s Board of Directors.
Since the transition to a one-tier governance model, the key management consists of the Board of Directors as well as the Executive Committee while in 2023, it included the Management Board and the Supervisory Board.
Rendering of services
Transactions with related parties are carried out similar to those of the market and were not material during the six months ended June 30, 2024.
Valneva has borrowed amounts amounting to 80% of French Tax Authorities receivables relating to Research Tax Credits for 2020, 2021 and 2022 from Bpifrance. The total amount borrowed from Bpifrance is €3.5 million on which Valneva pays interest.
No material transactions were carried out during the period with the key management.
Key management compensation
In the six months ended June 30, 2024, the aggregate compensation of key management amounted to €3.5 million (in the six months ended June 30, 2023: €1.5 million) and represents mostly salaries and share based payment expenses.